UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2005

Alico, Inc.

                                            Florida                                             0-261                                   59-0906081
                                            (State of other jurisdiction           (Commission                      (IRS Employer
                                                of incorporation)                            File Number)                      Identification No.)

                                            P.O. Box 338, La Belle, FL                                                         33975
                                 (Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On October 5, 2005 the Company issued a press release announcing a dividend declared by the Company’s Board of Directors on September 30, 2005. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 8.01 OTHER EVENTS

On September 30, 2005, the Board of Directors of Alico, Inc. declared a dividend of $0.25 per share to be paid to stockholders of record as of December 31, 2005, with payment of the dividend expected on or about January 15, 2006. This declaration of dividends is consistent with the Board’s policy adopted at the Board’s Annual Meeting this year of paying regular quarterly dividends. The Company has issued a press release in connection with this dividend.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1-  Company Press Release issued October 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: October 5, 2005

By: /s/ John R. Alexander
            John R. Alexander
            President & Chief Executive Officer

Exhibit 99.1

NEWS RELEASE

Alico Inc. Announces Quarterly Dividend

LABELLE, Fla., October 5, 2005 -- Alico, Inc., (Nasdaq: ALCO) one of the South's best-known agribusiness companies operating in Central and Southwest Florida, and with approximately 136,000 acres in real estate holdings, announced today that at its Board of Directors meeting held Friday September 30, 2005, the Board declared a quarterly dividend of $0.25 per share payable to stockholders of record as of December 31, 2005, with payment expected on or about January 15, 2006. Chairman John Alexander said, “This dividend is the continuation of the payment of regular quarterly dividends which the Alico Board approved at its annual meeting earlier this year.”

About Alico

Alico, Inc., an agribusiness company operating in Central and Southwest Florida, owns approximately 136,000 acres of land located in Collier, Hendry, Lee and Polk Counties. The company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane, sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation and oil exploration, and is increasingly involved in exploring real estate development in and beyond its holdings.

For further information contact:       John R. Alexander
                                                               La Belle, Florida
                                                               (863) 675-2966

Some of the statements in this press release include statements about future expectations. Statements that are not historical facts are "forward- looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. These forward- looking statements, which include references to expectations about future prospects are predictive in nature or depend upon or refer to future events or conditions which may not be achievable and, are subject to known, as well as, unknown risks and uncertainties that may cause actual results to differ materially from our expectations. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.